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                                                                    EXHIBIT 10.2

         PURCHASE AGREEMENT dated as of December 31, 2000 by and between Verso Technologies, Inc., a Minnesota corporation (formerly known as Eltrax System, Inc.) (the "Company"), and those persons signatory hereto (each such person being called a "Purchaser" and all such persons, collectively called the "Purchasers").

         WHEREAS the Company and the Purchasers are parties to a Convertible Debenture Purchase Agreement dated as of July 27, 2000, (the "DP Agreement"); and

         WHEREAS pursuant to the DP Agreement, the Purchasers have purchased in the aggregate $7,000,000 of the Company's 5.00% Convertible Debentures (the "Old Debentures").

         NOW, THEREFORE, the parties hereby agree as follows:

                                    ARTICLE 1

         1.1 General. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the DP Agreement.

         1.2 Repurchase of Old Debentures. (a) The Company may repurchase at its sole election up to $5 million of Old Debentures by advising the Purchaser in writing of its election to purchase such Old Debentures which notice may be given at any time prior to January 10, 2001, (the "Repurchase Notice"). The Repurchase Notice shall contain the amount of the Old Debentures to be repurchased, which amount must be at least $1 million but in no event greater than $5 million (the principal amount of the Old Debentures to be repurchased is hereinafter called the "Repurchased Principal"). One-half of the aggregate of the Old Debentures to be repurchased shall be repurchased from each Purchaser.

                  (b) The closing of the repurchase of the Old Debentures (the "Repurchase Closing") shall take place at the offices of Morse, Zelnick, Rose & Lander, LLP, 450 Park Avenue, New York, N.Y. 10022 on February 5, 2001 (the "Repurchase Date").

                  (c) At the Repurchase Closing, the parties shall deliver or shall cause to be delivered the following: (1) each Purchaser shall deliver to the Company Old Debentures representing no less than the aggregate principal amount of Old Debentures to be repurchased from such Purchaser, and (2) the Company shall deliver to each Purchaser (i) an amount equal to 100% of the principal amount of the Old Debentures to be repurchased from such Purchaser plus all accrued and unpaid interest with respect thereto in United States dollars in immediately available funds by wire transfer to an account designated in writing by each Purchaser for such purpose (ii) to the extent that the principal amount of the Old Debentures delivered to the Company shall be in excess of the principal amount of the Old Debentures to be purchased from such Purchaser, debentures in a form identical to the Old Debentures except that the


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principal amount thereof shall be equal to such excess and (iii) a legal opinion of Rogers & Hardin LLP outside counsel to the Company, in the form of Exhibit A.

         1.3 Conversion Price of Old Debentures. (a) If the Repurchased Principal shall exceed $4.2 Million, then the conversion price of the Old Debentures shall be fixed at a price equal to the lesser of (i) the "Adjusted Conversion Price" (as determined as provided in Section 1.3(b)) and (ii) the conversion price of the Old Debentures outstanding immediately following the Repurchase Closing, and all such outstanding Old Debentures shall be amended to reflect such adjustment.

                  (b) The "Adjusted Conversion Price" shall be equal to (i) the average closing bid price of a share of common stock of the Company as reported on the NASDAQ National Market for the ten Trading Days preceding the Repurchase Date, multiplied by (ii) 85%.

         1.4 Termination. If the Company shall not have given the Repurchase Notice to the Purchasers, by January 10, 2001, this Agreement shall terminate and be of no further force and effect.

         1.5 Commitment to Purchase Additional Debentures. The Purchasers hereby agree with the Company that subject to the provisions of this Agreement, they shall severally and not jointly, purchase from the Company that amount of the Company's Series A 5.00% Convertible Debentures, which shall be in Form of Exhibit B annexed hereto (the "Debentures") as shall in the aggregate be equal to the Repurchased Principal (the "Commitment Amount").

         1.6 Purchase and Sale of Additional Debentures. At any time after the Repurchase Date to and including the 365th day after the Repurchase Date (such period being called the "Put Period"), the Company may notify the Purchasers in writing that it wishes to issue and sell to the Purchasers exactly $1,000,000 of its Debentures (a "Put Notice"), provided that after the Company has sold Debentures to the Purchasers that equal that portion of the Commitment Amount that is evenly divisible by $1,000,000, then the Company may notify the Purchaser in writing that it wishes to issue and sell to the Purchasers Debentures in an amount not less than the remainder of the Commitment Amount. Within 10 days of the receipt by the Purchasers of the first Put Notice (the "Initial Put Notice"), the Purchasers may advise the Company that they wish to purchase up to $1,000,000 of additional Debentures in which event such amount of additional Debentures shall be sold to the Purchasers at the Initial Closing (as defined below). Each Purchaser shall purchase 50% of such Debentures. The Debentures to be sold pursuant to the Initial Put Notice are hereinafter called the "Initial Tranche Debentures". Any Debentures to be sold pursuant to any other Put Notice (an "Additional Put Notice") are hereinafter called "Additional Tranche Debentures".

         1.7 The Initial Tranche Closing. The closing of the purchase and sale of the Initial Tranche Debentures (the "Initial Closing") shall take place at the offices of Morse Zelnick Rose & Lander LLP ("MZRL"), 450 Park Avenue, Suite 902, New York, New York 10022,


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on the fifteenth Trading Day following the giving of the Initial Put Notice. The date of the Initial Closing is hereinafter referred to as the ("Initial Closing Date"). At the Initial Closing, the parties shall deliver or shall cause to be delivered the following: (a) the Company shall deliver to each Purchaser (i) Debentures in the aggregate principal amount of 50% of the Initial Tranche Debentures, which Debentures shall be dated the Initial Closing Date, and shall mature one year after the Initial Closing Date and shall be registered in the name of such Purchaser, (ii) Common Stock purchase warrants, in the form of Exhibit C, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire such number of shares of Common Stock as is equal to 20% of the shares of Common Stock into which the Initial Tranche Debentures acquired by such Purchaser are initially convertible, at a price per share equal to 110% of the initial Conversion Price of the Initial Tranche Debentures (the "Initial Warrants"), (iii) a legal opinion of Rogers & Hardin
LLP outside counsel to the Company, in the form of Exhibit D, (iv) an executed Registration Rights Agreement, dated the Initial Closing Date, among the Company and the Purchasers, in the form of Exhibit E (the "Registration Rights Agreement"), and (v) Transfer Agent Instructions, in the form of Exhibit F, delivered to and acknowledged by the Company's transfer agent (the "Transfer Agent Instructions"); and (b) each Purchaser shall deliver to the Company (i) an amount equal to principal amount of the Initial Tranche Debentures being purchased by such Purchaser in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose, and (ii) an executed Registration Rights Agreement.

         1.8 Additional Closings. (a) Subject to the terms and conditions set forth in this Agreement, the Company shall have during the Put Period the right to deliver to the Purchasers an Additional Put Notice, requiring the Purchasers to purchase (severally, and not jointly) Additional Tranche Debentures. An Additional Put Notice may be delivered no earlier than the 35th Trading Day after the date of the most recent sale of Debentures to the Purchasers pursuant to this Agreement, unless otherwise consented to by the Purchasers in writing. Notwithstanding anything to the contrary that may be contained herein, in no event shall the Purchasers be required to purchase in the aggregate Debentures in excess of the Commitment Amount and any Put Notice given after the purchase of Debentures by the Purchasers in an aggregate amount equal to the Commitment Amount shall be null and void ab initio.

                  (b) The closing of the purchase and sale of any Additional Tranche Debentures (an "Additional Closing") shall take place at the offices of Morse Zelnick Rose & Lander LLP ("MZRL"), 450 Park Avenue, Suite 902, New York, New York 10022, on the fifteenth Trading Day following the giving of an Additional Put Notice. The date of each such Additional Closing is hereinafter referred to as (an "Additional Closing Date"). At each Additional Closing, the parties shall deliver or shall cause to be delivered the following:
(a) the Company shall deliver to each Purchaser (i) Debentures in the aggregate principal amount of 50% of such Additional Tranche Debentures, which Debentures shall be dated such Additional Closing Date, and shall mature one year after such Additional Closing Date and shall be registered in the name of such Purchaser, (ii) Common Stock purchase warrants, in the form of Exhibit C, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire such number of shares of Common Stock as is equal to 20% of the


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shares of Common Stock into which such Additional Tranche Debentures acquired by such Purchaser are initially convertible, at a price per share equal to 110% of the initial Conversion Price of such Additional Tranche Debentures
(collectively, the "Additional Warrants"), and (b) each Purchaser shall deliver to the Company an amount equal to principal amount of the Additional Tranche Debentures being purchased by such Purchaser in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose.

         1.9 Certain Defined Terms. For purposes of this Agreement, "Business Day," "Commission," "Conversion Price," "Effective Date," "Exchange Date," "Original Issue Date," "Person," "Trading Day" and "Underlying Shares Registration Statement" shall have the meanings set forth in the Debentures. The Initial Warrants and Additional Warrants are collectively referred to as the "Warrants."

                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

         2.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser:

                  (a) Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in
Schedule 2.1(a) (collectively the "Subsidiaries"). Each of the Subsidiaries is an entity, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not be reasonably expected to, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Securities (as defined below) or any of this Agreement, the Registration Rights Agreement, the Debenture or the Transfer Agent Instructions (collectively, the "Transaction Documents"), (y) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (x), (y) or (z), a "Material Adverse Effect").

                  (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of


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the Transaction Documents and otherwise to carry out its obligations thereunder.
The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and except to the extent that rights to indemnification and contribution contained in this Agreement may be limited by federal or state securities laws on public policy relating thereto. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other charter or organizational documents.

                  (c) Capitalization. The number and type of authorized, issued and outstanding capital stock of the Company is set forth in Schedule 2.1(c). Except as disclosed in Schedule 2.1(c), the Company owns all of the capital stock of each Subsidiary. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of securities of the Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of any of the Transaction Documents. Except as a result of the purchase and sale of the Debentures and the Warrants and except as disclosed in Schedule 2.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.

                  (d) Issuance of the Debentures and the Warrants. The Debentures and the Warrants will be duly and validly issued, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "Liens"). On the date hereof and on each Closing Date, the Company will have (and will, at all times while Debentures and Warrants are outstanding, maintain) an adequate reserve of duly authorized shares of Common Stock, reserved for issuance to the holders of such Debentures and Warrants, to enable it to perform its conversion, exercise and other obligations thereunder. The shares of Common Stock issuable upon conversion of the Debentures and upon exercise of the Warrants are collectively referred to herein as the "Underlying Shares." The Debentures, the Warrants and the Underlying Shares are collectively referred to herein as, the "Securities." When issued in accordance with the Debentures and the Warrants, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of all Liens.


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                  (e)      No Conflicts. The execution, delivery and performance
of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the Required Approvals
(as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), as could not reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not reasonably be expected to have or result in a Material Adverse Effect.

                  (f) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings required pursuant to Section 3.10, (ii) the filing with the Commission of the registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by the Purchasers (the "Underlying Shares Registration Statement"), (iii) applicable Blue Sky filings, (iv) the consent of the "Lenders" under the Revolving Credit and Security Agreement dated March 14, 2000, among Company, the other borrowers from time to time party thereto, the various lenders who are or may become parties thereto as lenders ("Lenders"), and PNC Bank, National Association, in its capacity as administrative and collateral agent for the Lenders (together with its successors in such capacity, "Agent") (as at any time amended, the "PNC Agreement"), and (v) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not reasonably be expected to have or result in, individually or in the aggregate, a Material Adverse Effect (collectively, the "Required Approvals").

                  (g) Litigation; Proceedings. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which


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(i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (h) No Default or Violation. Except for the Company's failure to achieve the net cash flow required by the PNC Agreement for each of the first, second and third quarter of fiscal 2000, neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, could result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived),
(ii) is in violation of any judgment or order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, in each case of clauses (i), (ii) or (iii) above, except as could not reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (i) Private Offering. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Sections 2.2(b)-(g), the offer, issuance and sale of the Securities to the Purchasers as contemplated hereby are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Neither the Company nor any Person acting on its behalf has taken or is, to the knowledge of the Company, contemplating taking any action which could subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act including soliciting any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

                  (j) SEC Documents; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, together with the Registration Statement on Form S-4 dated August 29, 2000, being collectively referred to herein as the "SEC Documents" and, together with the Schedules to this Agreement the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents as required under the Exchange Act. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with


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respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since December 31, 1999, except as specifically disclosed in the Disclosure Materials or Schedule 2.1(j), (a) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements, including the notes thereto, pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans with respect to its capital stock, stock purchase plan and earnout agreements with acquired companies), or purchased or redeemed (or made any agreements to purchase or redeem) any shares of its capital stock.

                  (k) Investment Company. The Company is not, and is not an Affiliate (as defined in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (l) Certain Fees. No fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchasers, their employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

                  (m)      [INTENTIONALLY OMITTED]

                  (n) Seniority. Except as disclosed in Schedule 2.1(n), as of the date of this Agreement, no indebtedness of the Company could be Senior Indebtedness as defined in Section 11 of the Debenture.

                  (o) Listing and Maintenance Requirements. The Company has not, in the twelve months preceding the date hereof, received written notice from any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or


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maintenance requirements of such exchange, market or trading facility. The
Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

                  (p) Patents and Trademarks. The Company and its Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights which are necessary or material for use in connection with their respective businesses as described in the SEC Documents, except where the failure to so have could not have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or its Subsidiaries violates or infringes upon the rights of any Person. To the best knowledge of the Company, all such Intellectual Property Rights are enforceable, and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                  (q) Registration Rights; Rights of Participation. Except as set forth on Schedule 6(b) to the Registration Rights Agreement, the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which have not been satisfied. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

                  (r) Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents and are operating their respective businesses in compliance with the terms thereof, except where the failure to possess such permits or operate their business could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (s) Title. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them which is material to the business of the Company and its Subsidiaries and good and marketable title in all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, [except for Liens of the Agent and Cereus] and Liens that do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and its Subsidiaries are in compliance in all material respects.

                  (t) Absence of Certain Proceedings. Except as described in the SEC Documents, (i) neither the Company nor any Subsidiary, nor any director or officer thereof, is


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or has been the subject of any Action involving (A) a claim of violation of or liability under federal or state securities laws or (B) a claim of breach of fiduciary duty; (ii) the Company does not have pending before the Commission any request for confidential treatment of information, and the Company has no knowledge of any expected such request that could be made prior to the Effective Date; and (iii) there has not been, and to the best of the Company's knowledge, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

                  (u) Labor Relations. Except as disclosed in Schedule 2.1(u), no material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

                  (v) Non-Public Information. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information with respect to the Company that constitutes or might constitute material non-public information. The Company understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         2.2 Representations and Warranties of the Purchasers. Each Purchaser hereby for itself and for no other Purchaser, represents and warrants to the Company as follows:

                  (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement and the consummation by it of the transaction contemplated hereby and thereby, including purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and except to the extent that rights to indemnification and contribution contained in this Agreement may be limited by federal or state securities laws on public policy relating thereto.

                  (b) Investment Intent. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of the Registration Rights Agreement to sell or otherwise dispose of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute the Securities.

                  (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, at the date hereof it is, and on each Closing Date and on each exercise date under the Warrant it will be an "accredited investor" as defined in Rule 501(a) under the Securities Act.

                  (d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

                  (e) Ability of such Purchaser to Bear Risk of Investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and is able to afford a complete loss of such investment.

                  (f) Access to Information. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

                  (g) Reliance. Such Purchaser understands and acknowledges that (i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and such Purchaser hereby consents to such reliance.

                  (h) Limitation. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

                                    ARTICLE 3

                         OTHER AGREEMENTS OF THE PARTIES

         3.1      Transfer Restrictions.

                  (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, such counsel and the form and substance of which opinion shall be reasonably satisfactory to counsel for the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. Notwithstanding the foregoing, the Company, without requiring a legal opinion as described in the immediately preceding sentence, hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company any transfer of Securities by a Purchaser to an Affiliate (as such term is defined in Rule 501(a) under the Securities Act) of such Purchaser or to one or more funds or managed accounts under common management with such Purchaser, and any transfer among any such Affiliates or one or more funds or managed accounts, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof). Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                  (b) The Purchasers agree to the imprinting, so long as is required by Section 3.1(c), of the following legend on the Securities:

         NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE

         REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN
         ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                  (c) Underlying Shares shall not contain the legend set forth above nor any other legend if the conversion of Debentures or exercise of the Warrants occurs at any time while an Underlying Shares Registration Statement for the applicable Underlying Shares is effective under the Securities Act or, in the event there is not an effective Underlying Shares Registration Statement, at such time, in the opinion of counsel to the Company, such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the Effective Date. The Company agrees that, in the event any Underlying Shares are issued with a legend in accordance with this Section 3.1(b), it will, within three Trading Days after request therefor by a Purchaser, provide such Purchaser with a certificate or certificates representing such Underlying Shares, free from such legend at such time as such legend would not have been required under this Section 3.1(b) had such issuance occurred on the date of such request. The Company may not make any notation on its records or give instructions to any transfer agent of the Company, which enlarges the restrictions of transfer set forth in this Section.

         3.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Underlying Shares upon (i) conversion of the Debentures and (ii) exercise of the Warrants will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares upon (x) conversion of the Debentures and (y) exercise of the Warrants is unconditional and absolute, subject to the limitations set forth in the Debentures or in the Warrants, regardless of the effect of any such dilution.

         3.3 Furnishing of Information. As long as the Purchasers own Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as the Purchasers own Securities, if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act such information as is required for the Purchasers to sell the Securities under Rule 144 promulgated under the Securities Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including causing its attorneys to render and deliver any legal opinion required in order to permit a Purchaser to sell Underlying Shares under Rule 144 upon notice of an intention to sell or other form of notice having a similar effect. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

         3.4 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that could be integrated with the offer or sale of the Securities in a manner that could require the registration under the Securities Act of the sale of the Securities to the Purchasers.

         3.5 Increase in Authorized Shares. If on any date the Company could be, if a notice of conversion or exercise (as the case may be) were to be delivered on such date, precluded from issuing the sum of (a) 175% of the number of Underlying Shares as would then be issuable upon a conversion in full of the Debentures, and (b) the number of Underlying Shares issuable upon exercise in full of the Warrants (the "Current Required Minimum"), in either case, due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Board of Directors of the Company shall promptly prepare and mail to the stockholders of the Company proxy materials requesting authorization to amend the Company's certificate of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least such number of shares as reasonably requested by the Purchasers in order to provide for such number of authorized and unissued shares of Common Stock to enable the Company to comply with its issuance, conversion, exercise and reservation of shares obligations as set forth in this Agreement, the Debentures and the Warrants (the sum of (x) the number of shares of Common Stock then outstanding plus all shares of Common Stock issuable upon exercise of all outstanding options, warrants and convertible instruments, and (y) the Current Required Minimum, shall be a reasonable number). In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders no later than the earlier to occur of (x) the 25th day after the date on which the Commission shall have indicated that they approve of or have no further comments on the preliminary proxy materials to be delivered by the Company to its shareholders in connection with the meeting contemplated by this Section and (y) the 90th day after request by a holder of a conversion or other issuance that could require the actions contemplated in this Section) and (c) within two Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company's certificate or articles of incorporation to evidence such increase.

         3.6      Reservation and Listing of Underlying Shares.

                  (a) The Company shall (i) in the time and manner required by any national securities exchange, market, trading or quotation facility on which the Common Stock is then traded, prepare and file with such national securities exchange or market or trading or quotation facility on which the Common Stock is then listed for trading an additional shares listing application covering a number of shares of Common Stock which is not less than the Current Required Minimum, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on any such national securities exchange or market or trading or quotation facility on which the Common Stock is then listed as soon as possible thereafter, and (iii) provide to the Purchasers evidence of such listing, and the Company shall maintain the listing of its Common Stock thereon. If the number of Underlying Shares issuable upon conversion in full of the then outstanding Debentures and upon exercise of the then unexercised portion of the Warrants exceeds 85% of the number of Underlying Shares previously listed on account thereof with any such required exchanges, then the Company shall take the necessary actions to list immediately a number of Underlying Shares as equals no less than the then Current Required Minimum.

                  (b) The Company shall maintain a reserve of shares of Common Stock for issuance upon conversion of the Debentures in full and upon exercise in full of the Warrants in accordance with this Agreement, the Debentures and the Warrants, respectively, in such amount as may be required to fulfill its obligations in full under the Transaction Documents, which reserve shall equal no less than the then Current Required Minimum.

         3.7 Conversion and Exercise Procedures. The Transfer Agent Instructions, Conversion Notice (as defined in the Debentures) and Form of Election to Purchase under the Warrants set forth the totality of the procedures with respect to the conversion of the Debentures and exercise of the Warrants, including the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the Purchasers to convert their Debentures and exercise their Warrants.

         3.8 Conversion and Exercise Obligations of the Company. The Company shall honor conversions of the Debentures and exercises of the Warrants and shall deliver Underlying Shares in accordance with the respective terms, conditions and time periods set forth in the Debentures and the Warrants.

         3.9 Right of First Refusal; Participation Right; Subsequent Registrations.

                  (a) Commencing on the date hereof and for a period of 120-Trading Days after the Effective Date, provided that such 120-Trading Day period shall be extended for the number of Trading Days during such period (A) in which trading in the Common Stock is suspended by The Nasdaq Stock Market or such market or quotation system on which the Common Stock is then listed, or (B) during which the Underlying Shares Registration Statement is not effective, or
(C) during which the prospectus included in the Underlying Shares Registration Statement may not be used by the holders thereof for the resale of Underlying Shares (the "Investment Restriction Period"), the Purchasers shall have the right to co-invest (the "Co-Investment Right") on the same terms and conditions in any transaction intended to be exempt or not subject to registration under the Securities Act in which the Company shall, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale or grant of any option to purchase or otherwise dispose of) any of its or its Affiliates' equity or equity-equivalent securities, including the issuance of any debt or other instrument at any time over the life thereof convertible into or exchangeable for Common Stock (a "Subsequent Placement"). Notwithstanding the foregoing, the following transactions shall not constitute a Subsequent Placement: (i) the issuance of shares of Common Stock upon conversion of the Debentures or upon the exercise of the Warrants in accordance with their respective terms; (ii) the issuance of shares of Common Stock upon the exercise of outstanding options or warrants to purchase shares of Common Stock; (iii) the issuance of any options or warrants to purchase Common Stock to employees, officers or directors of, or consultants to, the Company pursuant to any stock option or stock purchase plan or agreements approved by the Company's Board of Directors; (iv) the issuance of shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock to any bank lender (including the issuance of warrants contemplated on Schedule 2.1(c) hereto as item (4) under the section titled "Options and Warrants") or other Person in satisfaction of amounts owing to such Person; or (v) the issuance of shares of Common Stock or options or warrants to purchase Common Stock pursuant to the Cereus Merger. The Company shall give promptly to the Purchasers written notice of any Subsequent Placement, which notice shall describe in reasonable detail the proposed terms of such Subsequent Placement (the "Subsequent Placement Notice"). The Purchasers' Co-Investment Right shall terminate unless the Purchasers notify the Company of their intention to purchase the securities proposed to be sold in the Subsequent Placement on the terms set forth in the Subsequent Placement Notice by 6:30 p.m. New York City time by the seventh Trading Day after their receipt of such Subsequent Placement Notice. The Co-Investment Right shall be allocated among the Purchasers on a pro rata basis by reference to aggregate principal amount of the Debentures purchased by such Purchaser under this Agreement, or in such other manner as the Purchasers shall determine.

                  (b) Notwithstanding anything to the contrary contained herein, if a Subsequent Placement provides for the (i) sale of shares of Common Stock at a per share purchase price less than 85% of the fair market value of such shares on the date of sale, and/or (ii) sale of any security convertible into or exchangeable for shares of Common Stock including any securities which provide for any adjustments to the conversion or exchange ratio (including "reset" provisions), as the case may be (other than adjustments occasioned by stock dividends or a combination, subdivision or reclassification of outstanding shares of Common Stock) ("First Refusal Convertible Securities"), and the per share purchase price to be paid for the Common Stock issuable pursuant to such First Refusal Convertible Securities is, or could be, less than 85% of the fair market value of such shares on the date the First Refusal Convertible Security is first issued, then, and in such event, the Purchasers shall have a right of first refusal with respect to such financing and the Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Placement is proposed to be effected and shall annex thereto the proposed form of documentation. The Purchasers shall notify the Company by 6:30 p.m. New York City time by the seventh Trading Day after its receipt of the Subsequent Placement Notice of its willingness to provide (or to cause its designee to provide), in accordance with the terms set forth in the Subsequent Placement Notice and pursuant to the proposed form of documentation (subject to reasonable modifications), financing to the Company. If the Purchasers notify the Company of their willingness to provide the proposed financing, the parties shall act and negotiate in good faith to cause a closing of the proposed financing to be effected on or before the twelfth Trading Day after the Purchasers receipt of the Subsequent Placement Notice. Commencing upon its delivery of the Subsequent Placement Notice, the Company shall act in good faith and shall provide Purchasers with timely responses to any business inquiries necessary for its evaluation of the proposed financing. Further, commencing upon its delivery of the Subsequent Placement Notice, the Company shall act in good faith, and shall cause its legal and accounting professionals to act in a commercially reasonable manner, each under the circumstances, to facilitate closing the proposed financing in a timely manner. The time for closing shall be extended beyond the twelfth Trading Date after the Purchasers receipt of the Subsequent Placement Notice by such period of delay which is solely attributable to the failure of the Company or its professionals to act in the manner prescribed by the foregoing sentences. If the Purchasers shall fail to notify the Company of their intention to effect such financing within such time period, the Company may effect such Subsequent Placement substantially upon the terms and to the Persons (or Affiliates of such Persons) set forth in the Subsequent Placement Notice; provided that the Company shall provide the Purchasers with a second Subsequent Placement Notice, and the Purchasers shall again have the right of first refusal set forth above in this paragraph (b), if the Subsequent Placement subject to the initial Subsequent Placement Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Placement Notice within thirty Trading Days after the date of the initial Subsequent Placement Notice with the Person (or an Affiliate of such Person) identified in the Subsequent Placement Notice. If the Purchasers shall indicate a willingness to provide financing in excess of the amount set forth in the Subsequent Placement Notice, then each Purchaser shall be entitled to provide financing pursuant to such Subsequent Placement Notice up to an amount equal to such Purchaser's pro-rata portion of the aggregate principal amount of Debentures purchased by such Purchaser under this Agreement, but the Company shall not be required to accept financing from the Purchasers in an amount less than or in excess of the aggregate amount set forth in the Subsequent Placement Notice.

                  (c) Except as set forth on Schedule 3.9(c), the Company shall not for a period of 60-Trading Days after the Effective Date, provided that such 60-Trading Day period shall be extended for the number of Trading Days during such period (A) in which trading in the Common Stock is suspended by The Nasdaq Stock Market or such market or quotation system on which the Common Stock is then listed, or (B) during which the Underlying Shares Registration Statement is not effective, or (C) during which the prospectus included in the Underlying Shares Registration Statement may not be used by the holders thereof for the resale of Underlying Shares (the "Registration Restriction Period", without the prior written consent of the Purchasers, permit to be filed a registration statement which seeks to register "Discount Shares" (as hereinafter defined). Notwithstanding the foregoing, on or after the tenth Trading Day preceding the expiration of the Registration Restriction Period the Company may file a registration statement covering Discount Shares, provided that such registration statement shall not be declared effective by the SEC prior to the expiration of the Registration Restriction Period. The term "Discount Shares" shall mean (i) Common Stock, the purchase price per share of which on the date of sale was less than 75% of the fair market value of such shares on such date, or (ii) First Refusal Convertible Securities where the purchase price to be paid for the Common Stock issuable pursuant to such First Refusal Convertible Securities is, or could be, less than 75% of the fair market value of such shares on the date the First Refusal Convertible Security was first issued.

         3.10 Certain Securities Laws Disclosures; Publicity. The Company shall: (i) within one Business Day of the date hereof, issue a press release reasonably acceptable to the

Purchasers disclosing the transactions contemplated hereby, (ii) within one Business Day of the giving of the Repurchase Notice issue a press release with respect thereto, (iii) file with the Commission a Report on Form 8-K disclosing the transactions contemplated hereby within ten Business Days after the Repurchase Closing Date (including this Agreement, the form of Warrant and the Registration Rights Agreement as exhibits thereto), and (iv) timely file with the Commission a Form D promulgated under the Securities Act as required under Regulation D promulgated under the Securities Act and provide a copy thereof to the Purchasers promptly after the filing thereof. The Company shall, no less than one Business Day prior to the filing of any disclosure required by clauses
(ii), (iii) and (iv) above, provide a copy thereof to the Purchasers. Such filings will not be made without the consent of the Purchasers, not to be unreasonably withheld or delayed. The Company and the Purchasers shall consult with each other in issuing any other press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law or stock market regulations, in which such case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication.

         3.11 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than pursuant to the PNC Agreement and payment of (a) trade payables in the ordinary course of the Company's business and consistent with prior practices or (b) capital lease obligations).

         3.12 Reimbursement. If any Purchaser, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including stockholders of the Company, in connection with or as a result of the consummation of the transactions contemplated by Transaction Documents, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the reasonable cost of any investigation and preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which a Purchaser is a named party, the Company will pay such Purchaser the charges, as reasonably determined by such Purchaser, for the time of any officers or employees of such Purchaser devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearings, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the applicable Purchaser or entity in connection with the transactions contemplated by this Agreement.

         3.13 Certain Trading Restrictions. (a) Each Purchaser agrees that it will not enter into and will not encourage or assist others into entering on its behalf into any Short Sales (as hereinafter defined) or have other Persons do so on their behalf for so long as its holds Debentures. For purposes hereof, a "Short Sale" by a Purchaser shall mean a sale of Common Stock by a Purchaser that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in the Common Stock held by such Purchaser. For purposes of determining whether there is an equivalent offsetting long position in the Common Stock held by a Purchaser, on any date of computation, Underlying Shares that would be issuable upon the conversion in full of the Debentures or exercise in full of the Warrants held by such Purchaser shall be deemed to be held long by such Purchaser.

                  (b) The Company shall not issue or sell any of the principal amount of the Debentures to any Person other than the Purchasers.

         3.14 No Dividends. So long as any amount remains outstanding under any Debenture, the Company shall not pay any dividend on account of any outstanding capital stock, except dividends paid in shares of the Company's capital stock.

                                    ARTICLE 4

                                   CONDITIONS

         4.1 Conditions Precedent to the Obligation to Sell and Purchase Old Debentures. (a) The obligation of each Purchaser to sell the Old Debentures and the obligation of the Company to acquire the Old Debentures at the Repurchase Closing is subject to the satisfaction (or waiver by such party), at or before the Repurchase Date of each of the following conditions:

                  (i) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

                  (ii) The Lenders shall have agreed in writing that the subordination provisions of the Old Debentures to be repaid shall not apply to such repayment.

                           (b)      In addition to the conditions set forth in
Section 4.1 (a), the obligation of each Purchaser to sell the Old Debentures at the Repurchase Closing is subject to the satisfaction (or waiver by such Purchaser) at or before the Repurchase Date of each of the following conditions:

                  (i) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Repurchase Date as though made on and as of such date;

                  (ii) Delivery of Closing Items. The Company shall have delivered to the Purchasers all of the items required to have been delivered by the Company under Section 1.2 (c) on or before the Repurchase Date;

         4.2 Conditions Precedent to the Obligation of the Purchasers to Purchase Debentures and Warrants. The obligation of each Purchaser to acquire Debentures and Warrants at the Initial Closing or at an Additional Closing (each being hereinafter called a "Closing") is subject to the satisfaction by the Company or waiver by such Purchaser, at or before the Initial Closing Date, or an Additional Closing Date, as the case may be (each being hereinafter called a "Closing Date") of each of the following conditions:

                  (i) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of such Closing Date as though made on and as of such date;

                  (ii) Delivery of Closing Items. The Company shall have delivered to the Purchasers all of the items required to have been delivered by the Company pursuant hereto or before such Closing Date;

                  (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

                  (iv) Adverse Changes. Since the date of execution of this Agreement, no event or series of events which reasonably could be expected to have or result in a Material Adverse Effect shall have occurred;

                  (v) No Suspensions of Trading in Common Stock; Listing. The trading in the Common Stock shall not have been suspended by the Commission or on The Nasdaq Stock Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date been listed for trading on The Nasdaq Stock Market; and

                  (vi) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to such Closing Date;

                  (vii) Change of Control. No Change of Control in the Company shall have occurred. "Change of Control" means the occurrence of any of
(i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of in excess of 50% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's board of directors which is not approved by those individuals who are members of the board of directors on the date hereof in one or a series of related transactions, (iii) the merger of the Company with or into another entity in which the Company is not the surviving legal entity, consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

                  (viii) Performance of Conversion and Exercise Obligations. The Company shall have delivered Underlying Shares upon conversion, if any, of the Debentures and the Old Debentures and exercise, if any, of the Warrants and those warrants issued to the Purchasers pursuant to the DP Agreement in accordance with their respective terms.

                  (ix) Closing Threshold. For the twenty Trading Days immediately preceding such Closing Date, the average daily trading volume of the Common Stock on the NASDAQ National Market as reported by Bloomberg LP, shall be at least 120,000 shares and the closing bid price of a share of common stock of the Company as reported on the NASDAQ National Market for each of the Fifteen Trading Days preceding the Initial Put Notice or additional Put Notice which apply to such Closing shall not have been less than $1.50 nor greater than $5.00.

                  (x) Shareholder Approval. No approval of the shareholders of the Company shall be required under the rules of the Nasdaq Stock Market in order to issue 130% of the Underlying Shares issuable upon the conversion in full of the Debentures issuable at such Closing.

                  (xi) Issuance of Debentures and Warrants. The Company shall have reserved for issuance to the Purchasers upon the conversion of the Debentures and the exercise of the Warrants a number of shares of Common Stock equal to no less than the sum of 175% of the shares of Common Stock which would be issuable upon conversion in full of such Debentures, assuming that such conversion occurred at the Conversion Price on such Closing Date and the exercise in full of the Warrants.

                  (xii) S-3 Registration Statement. With respect to an Additional Closing (but not with respect to the Initial Closing) the Underlying Shares Registration Statement shall have been effective for at least thirty five Trading Days.

         4.3 Conditions Precedent to the Obligation of the Company to sell Debentures and Warrants at the Closings. The obligation of the Company to sell Debentures and Warrants at the Closings is subject to the satisfaction by the Purchaser or waiver by the Company, at or before each respective Closing Date, of each of the following conditions:

                  (i) Accuracy of the Purchaser's Representations and Warranties. The representations and warranties of the Purchaser contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

                  (ii) Delivery of Closing Items. The Purchaser shall have delivered to the Purchasers all of the items required to have been delivered by the Purchaser pursuant hereto on or before such Closing Date.

                  (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

                                    ARTICLE 5

                                  MISCELLANEOUS

         5.1 Fees and Expenses. Simultaneously with the execution of this Agreement, the Company shall reimburse the Purchasers for their legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents by paying to MZRL $25,000 for the preparation and negotiation of the Transaction Documents. The Purchasers shall pay MZRL's fees and expenses in connection with each Closing in an amount not to exceed $2,500 per Closing. Other than the amount contemplated in the immediately preceding sentence, and except as otherwise set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities.

         5.2 Entire Agreement; Amendments. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:            Verso Technologies, Inc.
                                       400 Galleria Parkway, Suite 300
                                       Atlanta, GA 30339
                                       Facsimile No.: (678) 589-3750
                                       Attn: Chief Financial Officer

         With copies to:               Rogers & Hardin LLP
                                       2700 International Tower
                                       229 Peachtree Street, N.E.
                                       Atlanta, GA 30303
                                       Facsimile No.: (404) 525-2224
                                       Attn: Steven E. Fox, Esq.

         If to a Purchaser:            To the address set forth under such
                                       Purchaser's name on the signature pages
                                       hereto.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers.

         5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         5.8 Governing Law. The corporate laws of the State of Minnesota shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         5.9 Waiver of Jury Trial. The Company and the Purchasers each waive their respective rights to a trial by jury of any claim or cause of action based upon or arising out of or related to this Agreement, the Transaction Documents, or the transactions contemplated hereby or thereby, in any action, proceeding or other litigation of any type brought by any of the parties against any other party, related person, or assignee, whether with respect to contract claims, tort claims, or otherwise. The Company and the Purchasers each agree that any such claim or cause of action shall be tried by a court trial without a jury. Without limiting the foregoing, the parties further agree that their respective right to a trial by jury is waived by operation of this section as to any action, counterclaim or other proceeding which seeks, in whole or in part, to challenge the validity or enforceability of this Agreement or any Transaction Document or any provisions hereof or thereof. This waiver shall apply to any subsequent amendments, renewals, supplements or modifications to this Agreement and the Transaction Documents.

         5.10 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery, exercise and conversion (as the case may be) of the Warrants and the Debentures for a period of three years from the last Closing Date.

         5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         5.12 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby, and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers will be entitled to specific performance of the obligations of the Company under the Transaction Documents. The Company and each of the Purchasers agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         5.14 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document is several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                             SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Convertible Debenture Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                       VERSO TECHNOLOGIES, INC.



                                       By: /s/ Juliet M. Reising
                                          -------------------------------------
                                          Name:  Juliet M. Reising
                                          Title: Executive Vice President and
                                                 Chief Financial Officer



                                       By: /s Steven A. Odom
                                          -------------------------------------
                                          Name:  Steven A. Odom
                                          Title: Chairman and Chief Executive
                                                 Officer

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]

                                       STRONG RIVER INVESTMENTS, INC.



                                       By: /s/ Kenneth L. Henderson
                                          -------------------------------------
                                          Name:  Kenneth L. Henderson
                                          Title: Attorney-in-fact

Address for Notice:                c/o Icaza, Gonzalez-Ruiz & Aleman (BVI) Ltd.
                                   Vanterpool Plaza, 2nd Floor
                                   Wickhams Cay I, Road Town
                                   Tortola, British Virgin Islands


With copies to:                    Morse Zelnick Rose & Lander LLP
                                   450 Park Avenue, Suite 902
                                   New York, New York 10022
                                   Facsimile No.: (212) 838-9190
                                   Attn: Kenneth S. Rose, Esq.

                                       BAY HARBOR INVESTMENTS, INC.


                                       By: /s/ Kenneth L. Henderson
                                          -------------------------------------
                                          Name:  Kenneth L. Henderson
                                          Title: Attorney-in-fact

Address for Notice:                c/o Icaza, Gonzalez-Ruiz & Aleman (BVI) Ltd.
                                   Vanterpool Plaza, 2nd Floor
                                   Wickhams Cay I, Road Town
                                   Tortola, British Virgin Islands

With copies to:                    Morse Zelnick Rose & Lander LLP
                                   450 Park Avenue, Suite 902
                                   New York, New York 10022
                                   Facsimile No.: (212) 838-9190
                                   Attn: Kenneth S. Rose, Esq.